CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                             SECURITIES ACT OF 1934


         Date of Report
(Date of Earliest Events Reported):               Commission File Number:
----------------------------------                -----------------------
         January 23, 2001                                 000-28169


                                    FORM 8-K/A

                  Electrical Generation Technology Corporation
             ------------------------------------------------------
             (exact name of registrant as specified in its charter)

                   Utah                                  75-2184926
         ------------------------                      ---------------
         (State of Incorporation)                        (IRS ID No.)


    24165 IH 10 West, Suite 217125, San Antonio, Tex              78257
    ---------------------------------------------------         ----------
         (Address of principal executive offices)               (Zip code)

        Registrant's telephone number, including area code: 210-697-8550
                                                            ------------


Item 4.  Change in Registrant's Certifying Accountant.

Charles E. Smith, Certified Public Accountant, of Dallas, Texas audited the Registrant's financial statements at and for the year ended December 31, 1999. The Registrant has not engaged Charles E. Smith to audit the Registrant's financial statements at and for the year ended December 31, 2000. The auditor-client relationship has ceased. Charles E. Smith resigned due to time constraints in a letter to the Registrant dated January 23, 2001.

During the Registrant's relationship with Charles E. Smith and during the last two fiscal years and the interim period up to the date of notice from Charles E. Smith that he would not be auditing the financial statements of the Registrant, there were no disagreements between the Registrant and Charles E. Smith on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. In addition, there were no disagreements between the Registrant and Charles E. Smith on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedures for the time that Mr. Smith served as auditor for the Registrant.

Mr. Smith's report on the financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion; the reports also were not qualified or midified as to uncertainty, audit scope or accounting principles.

The Registrant's Board of Directors approved the engagement of J.S. Osborn, P.C., Certified Public Accountants of Dallas, Texas, to audit its financial statements at and for the year ended December 31, 2000. Neither the Registrant nor anyone on its behalf at any time has consulted the newly engaged accountant regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed; or (ii) the type of audit opinion that might be rendered on the Registrant's financial statements; or (iii) any matter that was either the subject of a disagreement (there being none) or a reportable event (there being none).


The Registrant has provided Charles E. Smith with a copy of this Report on Form 8-K simultaneously with the filing hereof with the Commission, accompanied by a request that Charles E. Smith furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the foregoing statements made by the Registrant. Charles E. Smith's letter is filed as an exhibit to this 8K.

Item 7. Financial Statements and Exhibits.

(1)      not applicable

(2)      not applicable

(3)      Exhibits:

16.      Letter of Charles E. Smith


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    ELECTRICAL GENERATION TECHNOLOGY CORPORATION
                                    ------------------------------------------
                                    (Registrant)


                                    By: /s/ Gary Cain
                                       -------------------------
                                            Gary Cain, President

DATE:   December 14, 2001
        San Antonio, Texas